Exhibit 99.37

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-J

KEY PERFORMANCE FACTORS
May 31, 2001



Expected B Maturity 09/15/2009


Blended Coupon 7.0937%


Excess Protection Level
3 Month Average   7.40%
May, 2001   7.24%
April, 2001   7.18%
March, 2001   7.79%


Cash Yield19.67%


Investor Charge Offs 5.45%


Base Rate 6.97%


Over 30 Day Delinquency 4.84%


Seller's Interest 8.52%


Total Payment Rate14.20%


Total Principal Balance$58,203,705,030.43


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,958,014,468.94